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                         NASCOR MORTGAGE LOAN POOL
                     20-YEAR THROUGH 30-YEAR FIXED RATE
                          NON-RELOCATION MORTGAGES
                           NASCOR SERIES 1999-09
                           POOL PROFILE (2/19/99)

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                                      ---------------    --------------
                                           BID             TOLERANCE
                                      ---------------    --------------
    AGGREGATE PRINCIPAL BALANCE         $800,000,000        (+/- 5.00%)

    MORTGAGE LOAN CUTOFF DATE               1-Mar-99
    INTEREST RATE RANGE                6.00% - 9.00%
    GROSS WAC                                  7.17%      (+/- 10 Bps%)
    WEIGHTED AVERAGE SERVICE FEE              25 bps
    MASTER SERVICING FEE                     1.7 bps
    WAM (in months)                              357      (+/- 2 month)

    WALTV                                        71%      (maximum 80%)

    CALIFORNIA %                                 53%      (maximum 55%)
    SINGLE LARGEST ZIP CODE CONCENTRATION         1%      (maximum  3%)

    AVERAGE LOAN BALANCE                    $369,000     (maximum $390,000)
    LARGEST INDIVIDUAL LOAN BALANCE       $1,000,000     (maximum $1,500,000)

    CASH-OUT REFINANCE %                         16%     (maximum  21%)

    PRIMARY RESIDENCE %                          96%      (minimum 91%)

    SINGLE-FAMILY DETACHED %                     91%      (minimum 86%)

    FULL DOCUMENTATION %                         93%      (minimum 88%)

    UNINSURED > 80% LTV %                         1%       (maximum 5%)

    TEMPORARY BUYDOWNS                            0%      (maximum  5%)

    WEIGHTED AVG FICO SCORE                      715      (minimum 700)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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    (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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

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                         NASCOR MORTGAGE LOAN POOL
                     20-YEAR THROUGH 30-YEAR FIXED RATE
                          NON-RELOCATION MORTGAGES
                           NASCOR SERIES 1999-09
                            PRICING INFORMATION

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    RATING AGENCIES                       TBD by Norwest

    PASS THRU RATE                                 6.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS          15 bps

    PRICING DATE                               18-Feb-99

    FINAL STRUCTURE DUE DATE                   11-Mar-99        9:00 AM

    SETTLEMENT DATE                            30-Mar-99

    ASSUMED SUB LEVELS                               AAA         3.900%
                                                      AA         2.500%
                                                       A         1.150%
                                                     BBB         0.700%
                                                      BB         0.400%
                                                       B         0.200%



    NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-09. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



    NASCOR CONTACTS                      Lori Fountain (301)846-8185
                                         Brad Davis (301)846-8009

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                         NORWEST MORTGAGE LOAN POOL
         20-YEAR THROUGH 30-YEAR NON-RELOCATION FIXED RATE MORTGAGES
                                    NASCOR 1999-09
                              POOL PROFILE (1)

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                                  ------------------------------
                                   PROPOSED BID    TOLERANCE
                                  ------------------------------
    COLLATERAL                    20-YEAR THROUGH 30-YEAR NON-RELOCATION FIXED
                                  RATE MORTGAGES

    PROPOSED COUPON                        6.50%
                                  ---------------

    AGGREGATE PRINCIPAL BALANCE     $800,000,000        (+/- 5%)
                                  ---------------

    MORTGAGE LOAN CUTOFF DATE           1-MAR-99
                                  ---------------

    INTEREST RATE RANGE                6.00-9.00
                                  ---------------

    GROSS WAC                              7.17%   (+/- 10 BPS%)
                                  ---------------

    WEIGHTED AVERAGE SERVICE FEE          25 BPS
                                  ---------------

    MASTER SERVICING FEE                 1.7 BPS
                                  ---------------

    WAM (IN MONTHS)                          357   (+/- 2 MONTH)
                                  ---------------

    WALTV                                    71%   (MAXIMUM 80%)
                                  ---------------

    CALIFORNIA %                             53%   (MAXIMUM 55%)
                                  ---------------
    SINGLE LARGEST ZIP CODE CONCENTRATION     1%   (MAXIMUM  3%)
                                  ---------------

    AVERAGE LOAN BALANCE                $369,000   (MAXIMUM $390,000)
                                  ---------------
    LARGEST INDIVIDUAL LOAN BALANCE   $1,000,000   (MAXIMUM $1,500,000)
                                  ---------------

    CASH-OUT REFINANCE %                     16%   (MAXIMUM  21%)
                                  ---------------

    PRIMARY RESIDENCE %                      96%   (MINIMUM 91%)
                                  ---------------

    SINGLE-FAMILY DETACHED %                 91%   (MINIMUM 86%)
                                  ---------------

    FULL DOCUMENTATION %                     93%   (MINIMUM 88%)
                                  ---------------

    UNINSURED > 80% LTV %                     1%   (MAXIMUM  5%)
                                  ---------------

    TEMPORARY BUYDOWNS                        0%   (MAXIMUM  5%)
                                  ---------------

    FICO (WTD. AVERAGE)                      715   (MINIMUM 700)
                                  ---------------

    PASS THRU RATE                         6.50%
                                  ---------------

    PRICING DATE                       18-FEB-99
                                  ---------------

    SETTLEMENT DATE                    30-MAR-99
                                  ---------------


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    (1)  ALL DOLLAR AMOUNTS ARE APPROXIMATE AND ALL PERCENTAGES ARE EXPRESSED AS
         APPROXIMATE PERCENTAGES OF THE AGGREGATE PRINCIPAL BALANCE.


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